UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Date of Report  (Date of earliest event reported) April 16, 1999

Commission File Number: 000-23863

                        PEOPLES FINANCIAL SERVICES CORP
             (Exact name of registrant as specified in its charter)

          Pennsylvania                            23-2391852
(State or other jurisdiction of         (I.R.S. Employer Identification Number)
Incorporation or Organization)

50 Main Street, Hallstead, PA 18822
(Address of Principal Executive Officer) (Zip Code)

Registrant's telephone number, including area code (717) 879-2175

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Item 5.  Other Events
     (a) The press release, dated April 16 1999, of Peoples Financial Services Corp., Exhibit 99.1, is incorporated by reference.

     (b) The press release, dated May 15 1999, of Peoples Financial Services Corp., attached as Exhibit 99.2, is incorporated by reference.

Item 7.  Financial Statements and Exhibits.

     (a)  Exhibits.

     The following exhibit is filed herewith:

     99.3 Press Release, dated July 22, 1999, of Peoples Financial Services
          Corp.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PEOPLES FINANCIAL SERVICES CORP

By/s/ John W. Ord
John W. Ord, President and Chief Executive Officer